Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
      In connection with the Annual Report of Andrx Corporation (the “Company”) on Form 10-K for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Thomas P. Rice, Chief Executive Officer of the Company, and John M. Hanson, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas P. Rice

Thomas P. Rice
Chief Executive Officer

/s/ John M. Hanson

John M. Hanson
Senior Vice President and Chief Financial Officer
March 9, 2005

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